Services Addendum No. 1
dated February 14, 2008
to Support Services Agreement
dated as of May 1, 2007

Scope of Other Services:	See Exhibit A: Statement of Work
Other Services Fee:	Monarch Bay Management Company, LLC ("MBMC") will provide the above-referenced services to Remote Dynamics, Inc. (RDI") for a fixed fee of $25,000 for calendar year 2007. This fee does not include any detailed internal audit testing. In the event RDI requires MBMC to perform the testing of internal controls, MBMC will bill RDI on a time and materials basis at $200.00 per hour.
Other Terms and Conditions:	Fixed fee payable upon execution of this Services Addendum No. 1. Any other fees due and payable upon presentation of invoice.

Acknowledged and agreed by:

REMOTE DYNAMICS, INC.

By: ______________________
Gary Hallgren, CEO

Date: 2/19/08

MONARCH BAY MANAGEMENT COMPANY, LLC

By: ______________________
Keith Moore, Managing Director

Date: 2/14/08

EXHIBIT A: Statement of Work

Sarbanes Oxley Project Management Services

Risk Assessment Phase I:

1. Risk Assessment Plan development and execution.
2. Train staff and manage the risk assessment process within time and budget constraints.
3. Provide oversight to risk ratings & scoping.
4. Develop the scope and plan of internal control documentation and audit.
5. Communication risk environment to the Audit Committee, Management and external auditors.

Documentation Phase II:

1. Ensure methodology is followed by all staff.
2. Develop the documentation plan, schedule and staffing budget.
3. Manage the process to ensure budget and schedule are met.
4. Knowledge transfer of SOX 404 Compliance to Management and company employees.
5. Ensure product quality and completeness.
6. Present internal control gaps & remediation recommendations to the Management and Audit Committee, as appropriate.
7. Assist with communication to the External Auditors.
8. Provide oversight to internal control audits and testing.
9. Review Tone at the Top controls.

Internal Audit Phase III:

1. Develop the documentation plan, schedule and staffing budget.
2. Manage the process to ensure budget and schedule are met.
3. Ensure product quality and completeness.
4. Communication internal audit findings to the Audit Committee and Management.
5. Assist with communication to the External Auditors.